EX-4.1

[FACE OF CERTIFICATE]

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                     NEVADA

      NUMBER                                                         SHARES
                                [LOGO] CDEX, INC.

                 AUTHORIZED COMMON "A" STOCK: 28,000,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT
                                    SPECIMEN


IS THE RECORD HOLDER OF

                     Shares of CDEX, INC. Common "A" Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:


[SEAL]


/s/ [SIGNATURE]                                /s/ [SIGNATURE]
---------------------------------              ---------------------------------
                         DIRECTOR                                      PRESIDENT


Not valid unless countersigned by Transfer Agent   Countersigned & Registered

           Nevada Agency and Trust Company
50 West Liberty Street o Suite 880 o Reno Nevada 89501    ----------------------
                                                            Authorized Signature


[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ..........Custodian..........
                      (Cust)             (Minor)
                    under Uniform Gifts to Minors
                    Act .........................
                               (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares

of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
     ---------------------------------


          ----------------------------------------------------------------------
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                  AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


o NOTICE SIGNATURE GUARANTEED:

     SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

          TRANSFER FEE WILL APPLY